UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2017

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On August 15, 2017, management of Premier, Inc. (the “Company”), with the approval of the Audit and Compliance Committee of the Board of Directors of the Company (the “Audit Committee”), concluded that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2016 and March 31, 2017 (the “Prior Periods”) should no longer be relied upon and should be amended to reflect the adjustments set forth below to adjust the Company’s income tax accounting for the December 2, 2016 acquisition of the remaining 50% ownership interest of Innovatix, LLC not previously owned by the Company.

Prior to December 2, 2016, the Company, through its consolidated subsidiary, Premier Supply Chain Improvement, Inc., held a 50% ownership interest in Innovatix, LLC, which was accounted for under the equity method and classified as a partnership for tax purposes. On December 2, 2016, the Company acquired the remaining 50% ownership interest of Innovatix, LLC. In connection with the acquisition, the Company’s historical 50% investment was remeasured under business combination accounting rules to fair value, resulting in a one-time gain of $204.8 million. At the time of the acquisition, a deferred tax liability of $95.8 million and a corresponding deferred income tax expense of $95.8 million associated with the one-time gain were recorded by the Company and are reflected in the previously issued financial statements for the Prior Periods.

In connection with the preparation of its Annual Report on Form 10-K for the fiscal year ended June 30, 2017, the Company adjusted its initial tax accounting for this acquisition. The Company has determined that a portion of the deferred tax liability and a portion of the deferred tax expense associated with the $204.8 million gain that were reflected in the Form 10-Qs for the Prior Periods should not have been recorded.

Accordingly, the Company determined it necessary to adjust the previously issued financial statements for the Prior Periods to adjust the previously recorded deferred tax liability and deferred income tax expense, and record deferred tax liabilities associated with the book and tax bases differences of the individual assets acquired and liabilities assumed. Based on the Company’s preliminary determination, the net effect of this adjustment for each Prior Period increased goodwill by $43.9 million as of December 31, 2016 and $42.9 million as of March 31, 2017, decreased deferred tax liabilities by $34.1 million as of December 31, 2016 and $34.3 million as of March 31, 2017, and decreased deferred tax assets by $10.5 million as of December 31, 2016 and March 31, 2017. Correspondingly, net income has been preliminarily adjusted higher by $67.5 million for the three and six months ended December 31, 2016 and by $66.7 million for the nine months ended March 31, 2017. Additionally, net income preliminarily decreased $0.8 million for the three months ended March 31, 2017.

These non-cash adjustments do not relate to our operating performance or impact the key corporate performance metrics that we use for financial guidance, including total and segment net revenue, non-GAAP Adjusted EBITDA and non-GAAP Adjusted Fully Distributed Earnings per Share. These adjustments do not impact the determination of compensation for our senior management.

The Audit Committee has discussed the matters disclosed pursuant to this Item 4.02(a) in this Current Report on Form 8-K with management and Ernst & Young LLP, the Company’s independent registered public accounting firm. The Company expects to restate in an amended Form 10-Q for each of the quarters ended December 31, 2016 and March 31, 2017 its previously issued financial statements for the Prior Periods to reflect the adjustments described above.    In addition to the previously issued financial statements for the Prior Periods, related press releases furnished on Current Reports on Form 8-K and other stockholder communications describing our financial statements for the Prior Periods should no longer be relied upon. The Company expects to file the amended Form 10-Qs prior to August 29, 2017. In addition, the Company expects to file its Annual Report on Form 10-K for the fiscal year ended June 30, 2017 in a timely manner shortly after the filing of the amended Form 10-Qs.

In connection with the errors discussed herein, management has determined that deficiencies existed in internal control over financial reporting that potentially would not prevent or detect a material misstatement. Management therefore concluded there was a material weakness in internal control over financial reporting related to the income tax accounting for complex, non-routine or infrequent transactions. Actions are currently being implemented to remediate this material weakness, including augmenting the Company’s accounting resources and implementing a more formal review and documentation process around the income tax accounting for complex, non-routine or infrequent transactions. Furthermore, the Company is assessing additional remediation efforts in connection with the restatement process.

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the effects of the restatement of our past financial statements and the expected timing of filing of our required periodic reports. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC and available on the Company’s website at http://investors.premierinc.com. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Susan D. DeVore
Name: Susan D. DeVore
Title: President and Chief Executive Officer

Date: August 16, 2017